NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund

Supplement dated June 20, 2011
to the Prospectus dated May 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Multi-Manager Mid Cap Value Fund

Effective June 30, 2011, John S. Pickler, CFA shall no longer serve as a portfolio manager to the portion of the NVIT Multi-Manager Mid Cap Value Fund that is subadvised by TS&W.  Accordingly, references to Mr. Pickler on pages 21 and 58 of the Prospectus are deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE